                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  Sonic Corp.
                                  -----------
               (Name of Registrant as Specified In Its Charter)

    ______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held January 30, 2001



                                    [LOGO]



                                  SONIC CORP.

                                101 Park Avenue
                         Oklahoma City, Oklahoma 73102


To the Stockholders of Sonic Corp.

     The annual meeting of the stockholders of Sonic Corp. (the "Company") will take place in Meeting Room 5 of the Myriad Convention Center, One Myriad Gardens, Oklahoma City, Oklahoma, on Tuesday, January 30, 2001, at 1:30 p.m., for the purpose of considering and acting upon the following matters:

          (1)  The election of five nominees to the Board of Directors.

          (2) The approval and ratification of the 2001 Sonic Corp. Stock Option Plan.

          (3) The approval and ratification of the 2001 Sonic Corp. Directors' Stock Option Plan.

          (4) The approval and ratification of the selection of independent auditors.

          (5) Any other business which properly may come before the meeting or any adjournment of the meeting.

     The Board of Directors has fixed the close of business on December 1, 2000, as the record date for the determination of the holders of the Company's voting common stock entitled to receive notice of the annual meeting and to vote at the meeting.

     To ensure the presence of a quorum at the annual meeting, please sign and promptly return the enclosed proxy card in the accompanying self-addressed envelope, which requires no postage if mailed in the United States.


                                   By order of the Board of Directors,


                                   /s/ Ronald L. Matlock
                                   -----------------------------------
                                   Ronald L. Matlock, Secretary

Oklahoma City, Oklahoma
December 20, 2000

                                PROXY STATEMENT
                 FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF
                                  SONIC CORP.

                     To Be Held Tuesday, January 30, 2001

                            SOLICITATION OF PROXIES

Solicitation

     Sonic Corp. (the "Company") is furnishing this proxy statement to the stockholders of the Company to solicit their proxies for use at the annual meeting of stockholders to take place on Tuesday, January 30, 2001, and at any adjournment of the meeting. The Company also may use the services of the Company's directors, officers and employees to solicit proxies personally or by telephone. The Company regularly retains the services of Corporate Communications, Inc., 523 Third Avenue South, Nashville, Tennessee, to assist with the Company's investor relations and other stockholder communications issues. Corporate Communications, Inc. may assist in the solicitation of the proxies and will not receive any additional compensation for those services. The Company will bear all of the costs of preparing, printing, assembling and mailing this proxy statement and the proxy card and all of the costs of the solicitation of the proxies.

Reimbursement of Nominees

     The Company will reimburse any bank, broker-dealer, or other custodian, nominee or fiduciary for its reasonable expenses incurred in completing the mailing of proxy materials to the beneficial owners of the Company's voting common stock.

Revocation of Proxy

     Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by giving written notice to Ronald L. Matlock, Secretary of the Company. The persons named on the proxy card will vote the proxies at the annual meeting, if received in time and not revoked.

Mailing of Proxy Statement and Proxy Card

     The Company has had this proxy statement and the proxy card mailed to its stockholders on or about December 20, 2000.

Stockholder Proposals

     In order for the Company to include a stockholder proposal in the proxy materials for the next annual meeting of stockholders, a stockholder must deliver the proposal to the Secretary of the Company no later than August 16, 2001.

                          VOTING RIGHTS AND PROCEDURE

     All share numbers reflect the Company's three-for-two stock split implemented as a share dividend effective November 30, 2000 to shareholders of record on November 24, 2000.

     Only the record holders of shares of the voting common stock of the Company as of the close of business on December 1, 2000, will have the right to vote at the annual meeting. As of the close of business on that date, the Company had 26,400,786 shares of common stock issued and outstanding (excluding 4,953,309 shares of common stock held as treasury stock). Each stockholder of record will have one vote for each share of common stock of the Company that the stockholder owned as of the record date. All shares of common stock may vote on all matters coming before the annual meeting, and a majority of all of the outstanding shares of common stock of the Company entitled to vote at the meeting, represented in person or by proxy, will constitute a quorum for the meeting. The Company will treat all abstentions and nominee non-votes as present or represented at the meeting for the purposes of determining whether a quorum exists for the meeting.

                             ELECTION OF DIRECTORS

General

     The Company's bylaws provide that the Board of Directors by resolution from time to time may fix the number of directors that shall constitute the whole Board of Directors. On November 14, 2000, the Board of Directors increased the number of director positions from nine to ten. The certificate of incorporation and bylaws of the Company provide for the division of the Board of Directors into three classes, each class consisting (as nearly as possible) of one-third of the whole. The term of office of one class of directors expires each year, with each class of directors being elected for a term of three years and until the stockholders elect their qualified successors.

     The Board presently consists of seven directors, with three director positions being vacant, including the newly authorized position. The term of one vacant director position expires this year, one expires in 2003, and the term of the newly authorized position expires in 2003. The Board of Directors proposes the election of five directors. Two of the nominees, J. Clifford Hudson and Robert M. Rosenberg, are current directors whose terms expire this year, and if reelected, their terms will expire in 2004. One nominee, Federico F. Pena, is being nominated to fill the vacancy in the director position that expires this year and if elected, his term will expire in 2004. Margaret M. Blair, another nominee, is being nominated to fill the vacant director position that expires in 2003. Pattye L. Moore is being nominated to fill the newly authorized director position that expires in 2003. Messrs. Hudson, Rosenberg, and Pena, if elected, will each hold office for a term of three years and Dr. Blair and Ms. Moore, if elected, will each hold office for a term of two years. All nominees will hold office until the stockholders elect his or her qualified successor. If any nominee becomes unable or unwilling to accept the election or to serve as a director (an event which the Board of Directors does not anticipate), the person or persons named in the proxy will vote for the election of the person or persons recommended by the Board of Directors.

     Unless the context indicates otherwise, the term "Company," when used in this proxy statement, refers to Sonic Corp. and its subsidiaries.

Nominees

     The following table sets forth the name, principal occupation, age, year in which the individual first became a director, and year in which the director's term will expire (if elected) for each nominee for election as a director at the annual meeting of stockholders.

     Name and                       First Became            Term
     Principal Occupation           a Director              Expires           Age
     --------------------           ------------            -------           ---
     J. Clifford Hudson/1/           August 1993              2004              46
     Robert M. Rosenberg/2/          April 1993               2004              62
     Federico F. Pena/3/             Nominee                  2004              53
     Margaret M. Blair/4/            Nominee                  2003              50
     Pattye L. Moore/5/              Nominee                  2003              42

     The Board of Directors recommends a vote "For" the election of each of the five nominees as a director.

     Proxies cannot be voted for more than five nominees.
____________________

     /1/ Mr. Hudson has served as the Company's Chairman of the Board and Chief Executive Officer since January 2000. He served as President and Chief Executive Officer of the Company from April 1995 until January 2000 and has served as a director since August 1993. Mr. Hudson served as President and Chief Operating Officer of the Company from August 1994 until April 1995, and he served as Executive Vice President and Chief Operating Officer from August 1993 until August 1994. From August 1992 until August 1993, Mr. Hudson served as Senior Vice President and Chief Financial Officer of the Company. Since October 1994, Mr. Hudson has served as Chairman of the Board of the Securities Investor Protection Corporation, the federally-chartered organization which serves as the insurer of customer accounts with brokerage firms.

     /2/ Mr. Rosenberg served as President and Chief Executive Officer of Allied Domecq Retailing USA ("Allied") from May 1993 until his retirement in August 1998. Allied is the parent of Dunkin' Donuts, Inc. and Baskin-Robbins, Inc.
Mr. Rosenberg served as President and Chief Executive Officer of Dunkin' Donuts, Inc. from 1963 until May 1993, and he served as President and Chief Executive Officer of Baskin-Robbins, Inc. from December 1992 until May 1993. Mr. Rosenberg currently serves as an honorary director of the National Restaurant Association, as well as a trustee of the educational foundation of the International Franchise Association ("IFA"). Mr. Rosenberg is a past president of the IFA.

     /3/ Mr. Pena has served as a Managing Director of Vestar Capital Partners since January 2000. He served as a Senior Advisor of Vestar Capital Partners from August 1998 until January 2000. Mr. Pena served as the U.S. Secretary of Energy from March 1997 through June 1998 and as the U.S. Secretary of Transportation from January 1993 through January 1997. He served as the mayor of the city and county of Denver, Colorado from 1983 through 1992 and in the Colorado House of Representatives from 1979 until 1983. Mr. Pena currently serves on the Board of Trustees of Marsico Investment Fund, a registered investment company. He holds J.D. and B.A. degrees, both from the University of Texas at Austin.

     /4/ Dr. Blair has served as a Non-resident Senior Fellow of the Economic Studies Program at the Brookings Institution, a Visiting Professor at Georgetown University Law Center, and as the Research Director of the Sloan-GULC Project on Business Institutions since January 2000. She served as a Senior Fellow of the Economic Studies Program at the Brookings Institution from January 1995 until January 2000. Dr. Blair is a member of the World Economic Forum of the Corporate Performance Council, co-director of the Project on Understanding Intangible Sources of Value at the Brookings Institution, a member of the Advisory Board of the Woodstock Theological Center Seminar in Business Ethics, and a member of the MIT Task Force on Reconstructing America's Labor Market Institutions. She received Ph.D., M. Phil., and M.A. degrees from Yale University and a B.A degree from the University of Oklahoma.

     /5/ Ms. Moore has served as Executive Vice President of the Company since January 2000. Ms. Moore served as Senior Vice President of Marketing and Brand Development of the Company from August 1996 until January 2000. From August 1995 until August 1996, Ms. Moore served as Senior Vice President of Marketing and Brand Development for Sonic Industries Inc. and served as Vice President of Marketing of Sonic Industries Inc. from June 1992 to August 1995. She holds a B.A. degree from the University of Oklahoma.

Other Directors

     The following table sets forth the name, principal occupation, age, year in which the individual first became a director, and year in which the director's term will expire for each director who will continue as a director after the annual meeting of stockholders.

     Name and                        First Became           Term
     Principal Occupation            a Director             Expires        Age
     --------------------            ----------             -------        ---
     Kenneth L. Keymer/1/            January 1999           2002           52
     Leonard Lieberman/2/            December 1988          2003           72
     H.E. "Gene" Rainbolt/3/         January 1996           2002           71
     Frank E. Richardson/4/          March 1991             2003           61
     E. Dean Werries/5/              March 1991             2002           71

     /1/ Kenneth L. Keymer has served as the President and Chief Operating Officer of the Company since January 2000. He served as Executive Vice President and as Chief Operating Officer of the Company from January 1998 until January 2000. He has served as President and a director of Sonic Industries Inc., the Company's franchise operations subsidiary, since August 1996. From June 1994 to August 1996, Mr. Keymer served as Executive Vice President of Perkins Family Restaurants, in Memphis, Tennessee. From March 1993 to June 1994, Mr. Keymer served as Senior Vice President of Operations for the then Chicago-based Boston Chicken, Inc.

     /2/ Mr. Lieberman served as the Chief Executive Officer and a director of Supermarkets General Corporation from 1983 to 1987. From 1987 to the present, Mr. Lieberman has devoted his time to private investments. From January through April 1991, Mr. Lieberman served as Chairman, President and Chief Executive Officer of Outlet Communications, Inc. Mr. Lieberman serves as a director of Russell Stanley Corporation. Mr. Lieberman is also a member of the Management Committee of Consolidated Container Company, LLC.

     /3/ Mr. Rainbolt has served as Chairman of the Board of BancFirst Corp. of Oklahoma City, Oklahoma, since 1989. From 1985 to 1989, Mr. Rainbolt served as Chairman of the Board of Directors of United Community Corp., a bank holding company in Oklahoma City, Oklahoma, and a predecessor of BancFirst Corp. From 1974 to 1985, he served as Chairman of the Board of Federal National Bank of Shawnee, Oklahoma.

     /4/ Mr. Richardson has served as Chairman of F. E. Richardson & Co., Inc. of New York City, a firm specializing in acquisitions of and investments in growth companies, since June 1995. Since 1997, Mr. Richardson has served as Chairman of Enterprise NewsMedia, Inc., which owns newspapers in Brockton, Quincy, and Plymouth, Massachusetts. From 1986 to June 1995, Mr. Richardson served as President of Wesray Capital Corporation, a firm which also specialized in acquisitions of and investments in growth companies.

     /5/ Mr. Werries served as non-executive Chairman of the Board of the Company from April 1995 until January 2000. From 1988 through October 1993, he served as the Chief Executive Officer of Fleming Companies, Inc. ("Fleming"), a wholesale food distribution company, and served as Chairman of the Board of Directors of Fleming from 1989 through April 1994. Mr. Werries is a past Chairman of the Food Marketing Institute in Washington, D.C.

Chairman Emeritus of the Board of Directors

     Troy N. Smith, Sr., founder of the Company, has served as Chairman Emeritus of the Board of Directors since May 1991. As Chairman Emeritus, Mr. Smith has the right to attend and participate on a non-voting basis at all meetings of the Board of Directors and receives the same director fees as the other non-management directors.

Committees and Meetings of the Board of Directors

     The Company has a Nominating Committee, an Audit Committee, a Compensation Committee, and a Stock Plan Committee.

     Nominating Committee. The Nominating Committee's function consists of nominating individuals to serve as directors of the Company. On November 14, 2000, the Nominating Committee met and nominated the five individuals named above for election as directors at the annual meeting of stockholders. The members of the Nominating Committee consist of all of the directors of the Company. E. Dean Werries is the Chairman of the Nominating Committee. The Nominating Committee held one meeting during the Company's last fiscal year. The Nominating Committee will consider nominees recommended by the Company's stockholders. In order to recommend a nominee for the next annual meeting, stockholders must deliver the recommendation in writing to the Company on or before August 16, 2001, addressed to the attention of Ronald L. Matlock, Secretary of the Company, and must provide the full name, address, and business history of the recommended nominee.

     Audit Committee. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is set forth in the "Report of Audit Committee" included in this proxy statement. The members of the Audit Committee are H. E. Rainbolt (Chairman), Robert M. Rosenberg, and E. Dean Werries. W. Scott McLain, Senior Vice President and Chief Financial Officer of the Company, serves as a non-voting, ex-officio member of the committee. On April 25, 2000, the Board of Directors of the Company adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A.

     Compensation Committee. The Compensation Committee's functions include reviewing and making recommendations to the Board of Directors concerning the base salary, annual incentive bonus awards, and other compensation awards to the executive officers of the Company. The members of the Compensation Committee are Leonard Lieberman (Chairman), Frank E. Richardson, and J. Clifford Hudson. The Compensation Committee held two meetings during the Company's last fiscal year.

     Stock Plan Committee. The Stock Plan Committee's functions include administering the Company's various stock option, stock incentive, and stock purchase plans. The members of the Stock Plan Committee are Leonard Lieberman (Chairman), Frank E. Richardson, and E. Dean Werries. The Stock Plan Committee held four meetings during the Company's last fiscal year.

     Meetings of the Board of Directors. The Board of Directors of the Company held six meetings during the Company's last fiscal year. During that period, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of all committees on which he served.

Executive Compensation

     Summary Compensation Table. The following table sets forth the compensation paid for the last three fiscal years to the Company's chief executive officer and the Company's four other most highly compensated executive officers for all services rendered in all capacities to the Company and its subsidiaries.

                                                                                                     Long-term
                                  Annual Compensation                                              Compensation
--------------------------------------------------------------------------------------------------------------------------


                                                                                                               All
                                                                       Other Annual       Securities          Other
Name and                                                                  Compen-         Underlying         Compen-
Principal Position              Year       Salary($)      Bonus($)/1/   sation($)/2/   Stock Options(#)     sation($)/3/
------------------              ----       ---------      ------------ -------------   ----------------     ------------
J. Clifford Hudson              2000        383,333        214,583             --          32,144               5,902
  Chairman of the Board and     1999        341,667        191,517             --          27,570               5,600
  Chief Executive Officer       1998        308,333        175,095             --          34,013               5,437

Kenneth L. Keymer               2000        283,333        160,417             --          46,608               6,202
  President and                 1999        241,667        136,500             --          19,694               6,025
  Chief Operating Officer       1998        213,333        118,775             --          57,298              10,206

Pattye L. Moore                 2000        233,334        133,333             --          38,840               6,202
  Executive Vice President      1999        191,667         78,482             --          14,180               5,965
                                1998        166,667         67,929             --          16,484               5,467

Ronald L. Matlock               2000        180,000         71,833             --          13,381               5,830
  Senior Vice President,        1999        166,667         67,178             --          12,053               5,810
  General Counsel and           1998        155,467         61,899             --          15,071               8,173
  Secretary

W. Scott McLain                 2000        173,333         69,667             --          13,019               4,353
  Senior Vice President and     1999        153,334         62,785             --          11,343               4,184
  Chief Financial Officer       1998        135,266         53,572             --          13,187               5,473

     /1/ The amounts include incentive bonus awards granted pursuant to the incentive bonus program described under "Report on Executive Compensation," as well as a holiday bonus equal to one-half month's base salary.

     /2/ The amount of other annual compensation did not exceed the lesser of $50,000 or 10% of the annual salary and bonus reported for the named individual.

     /3/ The amounts include the Company's matching contribution to the Company's defined contribution plan and premiums for life insurance paid on behalf of the named individuals. During the last fiscal year, the Company made matching contributions to the Company's 401(k) defined contribution plan in the amount of $4,500 for Mr. Hudson, $4,800 for Mr. Keymer, $4,800 for Ms. Moore, $4,586 for Mr. Matlock, and $3,150 for Mr. McLain. During the last fiscal year, the Company paid life insurance premiums in the amount of $1,402 for Mr. Hudson, $1,402 for Mr. Keymer, $1,402 for Ms. Moore, $1,244 for Mr. Matlock, and $1,203 for Mr. McLain.

     Stock Option Table. The following table sets forth information regarding the stock options granted during the last fiscal year to the Company's chief executive officer and the other executive officers named above.

                           Number of
                          Securities     Percent of Total
                          Underlying      Options Granted     Exercise                     Potential Realizable Value at
                            Options       to Employees in      Price       Expiration      Assumed Annual Rates of Price
Name                      Granted(#)/1/     Fiscal Year        ($/Sh)         Date         Appreciation for Option Term/2/
--------------------------------------------------------------------------------------------------------------------------
                                                                                              5% ($)           10% ($)
                                                                                       -----------------------------------
J. Clifford Hudson         32,144             5.83%            $19.27       4/25/2010       $389,567           $987,239
Kenneth L. Keymer          22,501             4.08%             21.17       1/19/2010        299,525            759,055
                           24,107             4.37%             19.27       4/25/2010        292,163            740,399
Pattye L. Moore            18,750             3.40%             21.17       1/19/2010        249,593            632,518
                           20,090             3.64%             19.27       4/25/2010        243,479            617,024
Ronald L. Matlock          13,381             2.42%             19.27       4/25/2010        162,170            410,970
W. Scott McLain            13,019             2.36%             19.27       4/25/2010        157,783            399,853

____________________

     /1/ Each option becomes exercisable with regard to one-third of the shares of common stock underlying the option on each of the three anniversary dates of the grant of the option.

     /2/ The assumed annual rates of 5% and 10% would result in the Company's common stock price increasing during the 10-year term of the option from the $19.27 per share exercise price to $31.39 and $49.98, respectively, and from the $21.17 per share exercise price to $34.48 and $54.90, respectively.

     Option Exercises and Year End Value Table. The following table sets forth information regarding stock options exercised during the last fiscal year by the Company's chief executive officer and the other individuals named above and the value of unexercised stock options as of the end of the last fiscal year.

                                                            Number of Unexercised        Value of Unexercised
                        Shares                              Options as of Fiscal Year    In-the-Money Options as of
                        Acquired on      Value              End Exercisable/             Fiscal Year End
Name                    Exercise (#)     Realized ($)       Unexercisable (#)            Exercisable/ Unexercisable ($)
-----------------------------------------------------------------------------------------------------------------------
J. Clifford Hudson              0              0              398,288                    $5,460,933
                                                               61,864                       214,662
Kenneth L. Keymer               0              0              137,856                     1,552,341
                                                               78,840                       280,151
Pattye L. Moore            15,000       $214,050              177,952                     2,445,605
                                                               53,789                       129,952
Ronald L. Matlock               0              0               87,875                     1,087,857
                                                               26,439                        92,601
W. Scott McLain                 0              0               81,792                       967,660
                                                               24,976                        85,751

     Compensation of Directors. During the last fiscal year, the Company compensated the non-management directors for their services in the amount of $10,000 per year, plus $2,000 for every meeting of the Board of Directors attended. The Company also paid Mr. Werries $2,500 a month for his services as Chairman of the Board of Directors from September 1999 through January 2000. The Company did not pay any additional fees to directors for serving on its standing committees. The Company does not compensate directors who also serve as an officer or employee of the Company or its subsidiaries for their services as a director. The 1991 Sonic Corp. Directors' Stock Option Plan (as amended in January 1999), provides for the grant of 10-year, non-qualified stock options to purchase 22,500 shares of common stock of the Company to each non-management director of the Company upon the individual's initial election as a director, and provides for the annual grant of 10-year, non-qualified stock options to purchase 3,000 shares of common stock of the Company to each non-management director of the Company beginning with the first year of the director's second three-year term and continuing annually for so long as the individual serves on the Board. Prior to the 1999 amendment, the plan provided that 33,750 options would be granted to each non-management director of the Company upon the individual's initial election as a director, and did not provide for any additional grants of options to a director during his term. The exercise price of the stock options equals the market value of the common stock at the date of the grant, and the stock options become exercisable with regard to one-third of the shares of common stock underlying the option on each of the first three anniversary dates of the grant of the stock option. In January 2000, the Company granted options to purchase 3,000 shares of common stock at $21.1667 to Messrs. Lieberman, Rainbolt, Richardson, Rosenberg and Werries.

     Termination and Change in Control Arrangements. The Company has employment contracts with J. Clifford Hudson, its Chairman of the Board and Chief Executive Officer, and the other senior executive officers. Mr. Hudson's contract, which expires in August 2001 (and which automatically extends each year for one additional year to maintain successive terms of two years unless specifically terminated or not renewed by the Company), provides that, if the Company terminates Mr. Hudson's employment other than for cause or fails to renew his contract, he will receive his base compensation for a 24-month period after termination (at an annualized base of $400,000 as of August 31, 2000). Mr. Hudson's contract defines "cause" as (1) the willful and intentional failure substantially to perform his duties (other than because of physical or mental incapacity), (2) the commission of an illegal act in connection with his employment, or (3) the commission of any act which falls outside the ordinary course of his responsibilities and which exposes the Company to a significant level of undue liability. A determination of "cause" requires the affirmative vote of at least two-thirds of all members of the Board of Directors. The contracts for Messrs. Keymer and Matlock and for Ms. Moore expire in August 2001. The contract for W. Scott McLain expires in January 2001. The contracts for all senior executive officers (except J. Clifford Hudson) automatically renew for successive one-year terms unless specifically terminated or not renewed by the Company. Those contracts provide for 12 months' salary upon termination of employment other than for cause. The contracts for all of the foregoing officers contain the same definition of "cause" as Mr. Hudson's contract.

     The contracts for all of the foregoing officers also provide that, upon a change in control of the Company, if the Company terminates the officer's employment other than for cause or violates any term of the contract, the Company must pay the officer a lump sum equal to a specified multiple of the officer's then current salary, not to exceed the maximum payable without a loss of the deduction under Section 280(g) of the Internal Revenue Code. The specified multiple equals two times the amount of their annual salary for all of the officers of the Company, except for Mr. Hudson (who would receive three times his annual salary). The same lump sum provision applies if the officer should resign for "good reason," which includes (without limitation) the occurrence without the officer's consent after a change in control of the Company of (1) the assignment to the officer of duties inconsistent with the officer's office with the Company, (2) a change in the officer's title or office with the Company, or (3) a reduction in the officer's salary. The officers' contracts generally define a "change in control" to include any consolidation or merger of the Company in which the Company does not continue or survive or pursuant to which the shares of capital stock of the Company convert into cash, securities or other property; any sale, lease, exchange or transfer of all or substantially all of the assets of the Company; the acquisition of 50% or more of the outstanding capital stock of the Company by any person; or, a change in the make-up of the Board of Directors of the Company during any period of two consecutive years, pursuant to which individuals who at the beginning of the period made up the entire Board of Directors of the Company cease for any reason to constitute a majority of the Board of Directors, unless at least two-thirds of the directors then and still in office approved the nomination of the new directors.

     Other than the foregoing agreements, the Company has no compensatory plan or arrangement with respect to its executive officers which would result from the resignation, retirement or termination of any executive officer's employment with the Company, from a change in control of the Company, or from a change in an executive officer's responsibilities following a change in control of the Company.

     Compensation Committee Interlocks and Insider Participation. Leonard Lieberman, Frank E. Richardson, and J. Clifford Hudson served on the Company's Compensation Committee during the last fiscal year. Other than Mr. Hudson, who serves as the Company's Chairman of the Board and Chief Executive Officer, no person who served on the Compensation Committee during the last fiscal year had any relationship with the Company requiring disclosure under this heading.

                       REPORT ON EXECUTIVE COMPENSATION

     The following joint report of the Compensation Committee and Stock Plan Committee of the Board of Directors describes the committees' compensation policies with regard to the Company's executive officers for the last fiscal year, including the specific relationship of corporate performance to executive compensation. The report also discusses the committees' bases for the chief executive officer's compensation for the last fiscal year, including the factors and criteria upon which the committees based that compensation. As described above under "Committees and Meetings of the Board of Directors," the Compensation Committee's functions include reviewing and making recommendations to the Board of Directors concerning the base salary, annual incentive bonus awards, and other compensation awards to the Company's chief executive officer and other executive officers of the Company. The Stock Plan Committee's functions include the administration of the Company's employee stock option plan and the granting of stock options under that plan and the administration of the Company's employee stock incentive plan and the granting of stock under that plan.

     The following report shall not constitute a document deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act 1933 or under the Securities Exchange Act 1934, except to the extent the Company specifically incorporates the information by reference, and the report shall not constitute information otherwise deemed filed under either of those acts.

Independent Compensation Consultant Report

     The Company for several years has retained an independent compensation consultant to advise the Company on the structure and competitiveness of the Company's executive compensation program and to recommend programs appropriate for the Company in the areas of salary, annual incentive programs, long-term incentives, and benefits and employment contract provisions. In conducting its initial review, the consultant interviewed the senior executive officers of the Company, as well as the members of the Compensation Committee; identified a peer group of 11 comparable multi-outlet restaurant companies; and analyzed the cash compensation, stock option and long-term incentive programs, and employment contract provisions available in that peer group according to available proxy statement information, as well as compensation data from other published surveys. Since the initial review, the Company has obtained annual updates of the review and report to the Company. The results of the original and updated reviews showed and continue to show that the total compensation of the Company's executive officers falls below the average level of total compensation of the peer group executive officers. The Company and the Compensation Committee intend to continue to work with the consultant to develop appropriate changes to the Company's executive compensation program.

Compensation Policy and Overall Objectives

     In order to attract, retain, and motivate superior executive talent, the Compensation Committee seeks to maintain compensation programs competitive with those provided by leading companies in the multi-unit restaurant business with similar size and business focus as the Company. The committee has adopted a compensation strategy to provide: (1) base salaries which are competitive but not above industry averages, (2) average or above-average total annual cash opportunities, through incentives based on operating results, (3) above-average long-term incentives based on stock appreciation, and (4) other benefits for executives which are competitive but not above industry norms.

     The primary components of the Company's executive compensation package consist of base salary, annual incentive bonus awards, stock option awards, and restricted stock awards. In connection with making decisions with respect to executive compensation, the Compensation Committee will take into account as one of the factors which it considers, the provisions of Section 162(m) of the Internal Revenue Code which limits the deductibility by the Company of certain categories of compensation in excess of $1,000,000 paid to certain executive officers. It may, however, determine to authorize compensation arrangements that exceed the $1,000,000 deductibility cap imposed by Section 162(m). No executive officer's total compensation for the fiscal year ending August 31, 2000 exceeded the $1,000,000 deductibility cap.

Discussion of Compensation Components

     Base Salary. In reviewing each executive officer's base salary, the Compensation Committee takes into consideration the executive officer's responsibilities and performance, salaries for comparable positions at other companies, and fairness issues relating to pay for other Company executives. In making salary recommendations or decisions, the committee exercises its discretion and judgment based on those factors. The committee does not apply any specific formula to determine the weight of each factor.

     Incentive Bonus Awards. The Company has adopted an incentive bonus plan, which covers all of the Company's executive officers, as well as other mid-level management personnel. Under the plan, the Compensation Committee measures the performance of the Company against an annual business plan prepared by management and reviewed and approved by the Board of Directors. Achievement of the earnings per share target set forth in the annual business plan may result in the payment of incentive payments equal to a percentage of the base salary of the covered officer (50% for Messrs. Hudson and Keymer and Ms. Moore, and 35% for Messrs. Matlock and McLain). Under the plan, the committee may award up to 50% of the incentive payments if the Company achieves 85% of the annual business plan and may award up to 100% of the incentive payments as the percentage of earnings per share achieved increases from 85% to 100%. The plan also allows the committee to increase the incentive payments ratably to the extent the Company exceeds the earnings per share target. The committee has the discretion whether and in what amounts to award any incentive bonuses.

     Stock Option Grants. The 1991 Sonic Corp. Stock Option Plan is a stock-based incentive compensation plan under which employees selected by the Stock Plan Committee may receive awards in the form of stock options. Under that plan, employees at the director-level and above may receive an annual grant of stock options to purchase a number of shares of common stock computed by (1) dividing the employee's annual salary and bonus by the current market price of the common stock and (2) multiplying that amount by a factor ranging from zero to two. Also, under the plan, certain management and supervisory employees may receive an annual grant of stock options to purchase an equal number of shares of common stock, as may be designated by the Stock Plan Committee from time to time. The Stock Plan Committee grants special stock option awards to new members of management whose position with the Company qualifies them for participation in the plan and for existing members of management who may have received a promotion.

     Stock Incentive Plan. In November 1995, the Stock Plan Committee adopted and the Board of Directors approved the Stock Incentive Plan. Under that plan, the Company may issue up to 270,000 shares of common stock of the Company to key employees selected for participation in the plan by the Stock Plan Committee, which administers the plan. Participants in the Stock Incentive Plan receive awards of shares of restricted common stock (the "Restricted Stock"), subject to not vesting if the Company fails to achieve certain annual performance criteria. As the Company achieves the performance criteria, the portion of the award tied to the criteria will vest. Until the Restricted Stock vests, an escrow agent will hold the Restricted Stock. However, the participant will have the right to vote the Restricted Stock and receive any dividends on the stock. If the Company does not achieve the performance criteria, the portion of the award tied to that criteria will not vest and the right to receive dividends and to vote that portion of the Restricted Stock will terminate. Upon vesting, all restrictions on the vested portion will terminate and the participant will have the right to receive certificates representing the shares of vested Restricted Stock. There are no Restricted Stock grants currently outstanding.

Compensation of Chief Executive Officer

     Mr. Hudson has served as the Company's Chairman of the Board since January 2000 and as its Chief Executive Officer since April 11, 1995. On April 25, 2000, the Compensation Committee met and set Mr. Hudson's annual compensation at $400,000. The committee considered the results of the most recent update of the Company's independent compensation consultant regarding the range of compensation for the chief executive officers of the Company's competitive peer group and set Mr. Hudson's level of compensation below the average of that group. On April 25, 2000, the Stock Plan Committee granted Mr. Hudson options to purchase 32,144 shares of common stock, consistent with the standard formula described above. Effective October 20, 2000, the Compensation Committee approved the award of 100% of Mr. Hudson's potential incentive bonus for the fiscal year ended August 31, 2000, pursuant to the terms of the Company's incentive bonus plan, which percentage is consistent with the percentages approved for the other executive officers of the Company, after taking into account the performance of the Company for that year.

          Respectfully submitted,

          The Compensation Committee           The Stock Plan Committee

          /s/ Leonard Lieberman, Chairman      /s/ Leonard Lieberman, Chairman
          /s/ J. Clifford Hudson               /s/ Frank E. Richardson
          /s/ Frank E. Richardson              /s/ E. Dean Werries

                           REPORT OF AUDIT COMMITTEE


     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report of the Company for the fiscal year ended August 31, 2000 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board, a board jointly developed by the American Institute of Certified Public Accountants and the Securities and Exchange Commission to establish and improve auditor independence standards.

     The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held six meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended August 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

          Respectfully submitted,

          The Audit Committee

          /s/ H.E. Rainbolt, Chairman
          /s/ Robert M. Rosenberg
          /s/ E. Dean Werries

Performance Graph

     The following graph compares the cumulative total return on the Company's common stock with the cumulative total returns on two published indices - the Total Return Index for The Nasdaq Stock Market (U.S. Companies) ("Nasdaq U.S. Stocks") and the Index for Nasdaq Retail Trade Stocks ("Nasdaq Retail Stocks"). The graph assumes a $100 investment on August 31, 1995, in the Company's common stock and in the stocks comprising the two identified indices. "Cumulative total return" means the appreciation in stock price, plus dividends paid, assuming the reinvestment of all dividends.

     The following graph shall not constitute a document deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act 1933 or under the Securities Exchange Act 1934, except to the extent the Company specifically incorporates the information by reference, and the graph shall not constitute information otherwise deemed filed under either of those acts.

SONIC CORP

                                                Cumulative Total Return
                                  ----------------------------------------------------
                                  8/31/95  8/31/96  8/31/97  8/31/98  8/31/99  8/31/00
SONIC CORPORATION                 100.00   114.63   107.93   116.62   224.09   238.72
NASDAQ STOCK MARKET (U.S.)        100.00   112.79   157.36   148.70   276.25   421.80
NASDAQ RETAIL TRADE               100.00   116.19   130.92   113.21   136.60   105.36




Security Ownership of Certain Beneficial Owners and Management

     Certain Beneficial Owners. The following table shows the total number and percentage of the outstanding shares of the Company's voting common stock beneficially owned as of December 31, 1999, with respect to each person (including any "group" as used in Section 13(d)(3) of the Securities Exchange Act 1934, as amended) the Company knows to have beneficial ownership of more than 5% of the Company's common stock. The Company computed the percentage ownership amounts in accordance with the provisions of Rule 13d-3(d), which includes as beneficially owned all shares of common stock which the person or group has the right to acquire within the next 60 days. Unless indicated otherwise, each stockholder holds sole voting and investment power with regard to the shares of common stock.

                                                                 Number
 Beneficial Owner                                              of  Shares               Percent/1/
 ---------------                                               ----------               ----------
       FMR Corp./2/                                               3,075,525                 11.0%
       82 Devonshire Street
       Boston, Massachusetts 02109

       T. Rowe Price Associates, Inc./3/                          2,816,400                 10.4%
       100 E. Pratt Street
       Baltimore, Maryland 21202

       Massachusetts Financial Services Company/4/                2,409,693                  8.8%
       500 Boylston Street
       Boston, Massachusetts 02116

       Delaware Management Holdings, Inc./5/                      1,835,648                  6.7%
       One Commerce Square
       2005 Market Street
       Philadelphia, Pennsylvania 19103

       AMVESCAP PLC/6/
       11 Devonshire Square                                       1,392,075                  5.1%
       London, EC2M 4 YR
       England

____________________

     /1/ Based on the number of outstanding shares of common stock on December 31, 1999.

     /2/ Reflects shares beneficially owned as of December 31, 1999, according to a statement on Schedule 13G filed by FMR Corp. ("FMR") with the SEC on February 14, 2000, which provides that these shares represented (a) 2,898,750 shares beneficially owned by Fidelity Management & Research Company ("Fidelity), a wholly-owned subsidiary of FMR, as a result of its role as an investment adviser to various investment companies, and (b) 176,775 shares beneficially owned by Fidelity Management Trust Company ("Fidelity Management"), another wholly-owned subsidiary of FMR, as a result of its role as an investment manager for certain institutional accounts. Of the 2,898,750 shares beneficially owned by Fidelity, 2,887,500 shares are owned by Fidelity Low-Priced Stock Fund. Edward C. Johnson 3rd, Chairman of FMR, and FMR each has sole dispositive power of the 2,898,750 shares. The voting power of the 2,898,750 shares is held by the Board of Trustees of the investment companies of which Fidelity is the investment advisor. Of the 176,775 shares beneficially owned by Fidelity Management, Edward C. Johnson 3rd and FMR each has sole dispositive power and sole power to vote such shares. Fidelity and Fidelity Management have the same address as FMR.

     /3/ Reflects shares beneficially owned as of December 31, 1999, according to a statement on Schedule 13G filed by T. Rowe Price Associates, Inc. ("Price Associates") with the SEC on June 8, 2000, which provides that Price Associates beneficially owns such shares as a result of its role as an investment adviser to T. Rowe Price New Horizons Fund, Inc. ("Price Fund") and various other individual and institutional investors. Price Fund has sole voting power with regard to 2,025,000 shares. Price Associates has sole voting power for 372,150 shares and sole dispositive power of all 2,816,400 shares. For purposes of the reporting requirements of the Securities Exchange Act 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is the beneficial owner of such securities. Price Fund has the same address as Price Associates.

     /4/ Reflects shares beneficially owned as of December 31, 1999, according to a statement on Schedule 13G filed by Massachusetts Financial Services Company ("MFS") with the SEC on February 11, 2000, which provides that MFS has sole dispositive power with respect to all of such shares and the sole power to vote 2,137,368 of such shares.

     /5/ Reflects shares beneficially owned as of December 31, 1999, according to a statement on Schedule 13G filed by Delaware Management Holdings, Inc. ("Delaware Holdings") with the SEC on February 10, 2000, which provides that Delaware Holdings has sole voting power with respect to 1,786,200 shares, shared voting power with respect to 44,508 shares and sole dispositive power over all 1,835,648 shares. Delaware Management Business Trust ("Delaware Trust") has sole voting power with respect to 1,786,200 shares, shared voting power with respect to 9,600 shares and sole dispositive power over 1,795,800 shares. Delaware Holdings is the parent company of Delaware Trust.

     /6/ Reflects shares beneficially owned as of December 31, 1999, according to a statement on Schedule 13G filed by AMVESCAP PLC ("AMVESCAP") with the SEC on February 4, 2000, which provides that AMVESCAP and its affiliates, AVZ, Inc., AIM Management Group, Inc., Amvescap Group Services, Inc., INVESCO, Inc., INVESCO North American Holdings, Inc., INVESCO Capital Management, Inc., INVESCO Funds Group, Inc., INVESCO Management & Research, Inc., INVESCO Realty Advisers, Inc., and INVESCO (NY) Asset Management, Inc., shared voting and dispositive power of these shares.

     Management. The following table sets forth information obtained from the directors and executive officers of the Company as to their beneficial ownership of the Company's voting common stock as of October 31, 2000. The Company computed the percentage ownership amounts in accordance with the provisions of Rule 13d-3(d), which rule includes as beneficially owned all shares of common stock which the person or group has the right to acquire pursuant to stock options exercisable within the next 60 days ("Currently Exercisable Options"). Unless indicated otherwise, each stockholder holds sole voting and investment power with regard to the shares of common stock.

                                                                 Number of
                                         Number of         Currently Exercisable
Beneficial Owner                          Shares                  Options             Percent/1/
----------------                    -------------------  -------------------------  -------------
J. Clifford Hudson/2/                           553,950                    398,286          3.56%
Kenneth L. Keymer                                 3,375                    137,856            /3/
Pattye L. Moore/4/                                1,238                    177,950            /3/
Ronald L. Matlock/5/                              1,935                     87,875            /3/
W. Scott McLain/6/                                  378                     81,791            /3/
Leonard Lieberman                                   830                     39,750            /3/
H. E. Rainbolt                                   35,250                     34,751            /3/
Frank E. Richardson                             717,126                     39,750          2.86%
Robert M. Rosenberg                              69,750                     37,751            /3/
E. Dean Werries                                  40,050                     10,500            /3/
Directors and executive officers              1,436,693                  1,592,909         10.75%
   as a group (25 persons)/7/

____________________

     /1/ Pursuant to Rule 13(d)(3), the Company includes the shares of common stock underlying the Currently Exercisable Options as outstanding for the purposes of computing the percentage ownership of the person or group holding those options but not for the purposes of computing the percentage ownership of any other person.

     /2/ The amount shown includes (a) 231,951 shares of common stock held by Mr. Hudson in trust for himself, (b) 289,611 shares of common stock held by Mr. Hudson's wife in trust for herself (of which Mr. Hudson disclaims beneficial ownership), and (c) 32,388 shares of common stock held by Mr. Hudson in trust for his two children (of which Mr. Hudson disclaims beneficial ownership).

     /3/ The amount represents less than 1% of the Company's outstanding shares of common stock.

     /4/ The amount shown includes 900 shares of common stock held for Ms. Moore in the Company's 401(k) plan.

     /5/ All of such shares are held for Mr. Matlock in the Company's 401(k) plan.

     /6/ All of such shares are held for Mr. McLain in the Company's 401(k) plan.

     /7/ The amount includes (a) 6,378 shares of common stock held for certain executive officers in the Company's 401(k) plan and (b) 6,177 shares of common stock held for certain executive officers in the Company's employee stock purchase plan.

     Changes in Control. The Company knows of no arrangements (including the pledge by any person of securities of the Company), the operation of which may result at a subsequent date in a change in control of the Company.

Certain Relationships and Related Transactions

     The Company leases two parcels of real estate, upon which it operates two Company-owned restaurants, from Plains Realty Corp. ("Plains"), a corporation owned in part by J. Clifford Hudson, Chairman of the Board of Directors and Chief Executive Officer of the Company. The Company is leasing both parcels pursuant to leases entered into in 1988 and 1989. Both leases expire in January 2009. During the last fiscal year, the Company paid Plains a total of $115,402 in rent pursuant to those two leases. The Company believes that the terms and conditions of the leases are no less favorable than those it could have obtained from third parties in arm's length transactions.

     H. E. Rainbolt, a director of the Company, is Chairman of the Board and a principal stockholder of BancFirst Corp., the holding company of BancFirst of Oklahoma City ("BancFirst"). BancFirst is a participant in the Company's $60 million revolving line of credit. During the last fiscal year, the largest amount outstanding under that line of credit was approximately $46.5 million, in which BancFirst participated in approximately $5.8 million.

Section 16 Compliance

     Based upon a review of the original and amended Forms 3 and 4 furnished to the Company during its last fiscal year, the Company does not know of any person who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act 1934, as amended.


                ADOPTION OF 2001 SONIC CORP. STOCK OPTION PLANS

     The 1991 Sonic Corp. Stock Option Plan and the 1991 Sonic Corp. Directors' Stock Option Plan are expiring after ten years as required by the Internal Revenue Code (collectively, the "1991 Plans"). The 2001 Sonic Corp. Stock Option Plan and the 2001 Sonic Corp. Directors' Stock Option Plan (collectively, the "2001 Plans") are proposed to replace the 1991 Plans. As discussed in more detail below, the options authorized for issuance pursuant to the 1991 Plans that have not been granted will be canceled upon approval of the 2001 Plans and effectively reauthorized under the 2001 Plans. Towers Perrin, the Company's independent compensation consultant, has reviewed the proposed number of shares for the 2001 Plans and confirmed that the total shares being authorized for the 2001 Plans, when combined with the options that will remain outstanding under the 1991 Plans, will place the total number of shares of common stock reserved for issuance pursuant to all Plans at approximately 5.46 million, representing 20.67% of the Company's common shares outstanding (26.4 million as of December 1, 2000), which is below the Company's peer group of companies which have an average of 22.35% similarly reserved for issuance.

                 Adoption of 2001 Sonic Corp. Stock Option Plan

General

     On November 14, 2000, the Board of Directors approved the 2001 Sonic Corp. Stock Option Plan (the "2001 Stock Option Plan") to replace the 1991 Sonic Corp. Stock Option Plan (the "1991 Stock Option Plan"). The Company will cease granting options under the 1991 Stock Option Plan upon the adoption of the 2001 Stock Option Plan. Options previously granted under the 1991 Stock Option Plan that were outstanding on November 14, 2000 will continue to be outstanding after such date and will be exercisable in accordance with their original terms under that plan. The purpose of the 2001 Stock Option Plan is to enable the Company to continue to attract and retain the services of eligible employees and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by increasing their personal stake in the Company.

     Under the 2001 Stock Option Plan, 1,800,000 shares of common stock of the Company will be authorized for issuance. This represents a net increase of approximately 900,000 shares in the total number of options available for issuance to employees, because approximately 900,000 shares authorized under the 1991 Stock Option Plan, but not outstanding, will be canceled upon the approval of the 2001 Stock Option Plan. The following description of the material features of the 2001 Stock Option Plan is a summary and is qualified in its entirety by reference to the 2001 Stock Option Plan attached hereto as Appendix B.

     Because the Board of Directors views the operation of the 2001 Stock Option Plan to be in the best interests of the Company, the Board of Directors is requesting that the stockholders approve and ratify the 2001 Stock Option Plan.

Summary of the Plan
-------------------

     Administration. The Stock Plan Committee, which consists of not less than three directors of the Company, will administer the plan. The Stock Plan Committee has sole and final authority to interpret the provisions of the plan and the terms of any option issued under it and to promulgate and interpret the rules and regulations relating to the plan and options which it deems necessary or desirable. Members of the Stock Plan Committee will not receive any additional compensation for their services in connection with their administration of the 2001 Stock Option Plan.

     Eligibility and Participation. The plan provides for the granting of options to qualified employees of the Company and its subsidiaries.

     Forms of Options. The Stock Plan Committee has discretion under the plan to grant incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") to purchase the Company's common stock. ISOs may be granted only to employees.

     Terms and Conditions of Options. An option agreement, in the form adopted by the Stock Plan Committee, evidences each option granted under the 2001 Stock Option Plan and sets forth the terms and conditions governing the options.

          Grant Date. The date of the grant of an option will be the date the Stock Plan Committee makes the determination to grant the option, unless otherwise specified by the Stock Plan Committee.

          Number of Shares. The Stock Plan Committee determines the number of shares of common stock covered by each stock option granted under the plan.

          Exercise of Options. The holder may exercise an option by the delivery to the Company of a written notice signed by the holder, which specifies the number of shares of common stock as to which the holder is exercising the option and the date of the proposed exercise. The holder may pay for the shares purchased upon exercise of an option by either: (i) cash, (ii) certified or cashier's check, (iii) shares of common stock of equivalent value owned by the holder for at least six months, (iv) a combination of cash and shares of common stock, (v) "cashless exercise" as set forth in the plan, or (vi) any combination of the foregoing.

          Exercise Price of the Options. The exercise price of an option will equal the fair market value of the Company's common stock on the date of the grant of the option.

          Vesting and Termination of the Options. Unless the Stock Plan Committee specifies otherwise, each option granted under the plan becomes exercisable with regard to one-third of the shares of common stock underlying the option on each of the first three anniversary dates of the grant of the option. Upon the termination of employment with the Company, other than for reasons of retirement, disability, or death, an option holder must exercise any vested, unexercised option during the thirty-day period following his or her termination date. The options granted under the plan become fully exercisable upon an option holder's termination of employment with the Company by reason of retirement, disability, or death and upon the date of a change in control of the Company. A change in control of the Company takes place for the purposes of the plan if any one or more of the following events occur:

               (1) Any person acquires direct or indirect beneficial ownership of 25% or more of the combined voting power of the Company's then outstanding securities.

               (2) Any person acquires direct or indirect beneficial ownership of 10% or more of the combined voting power of the Company's then outstanding securities and, during the two-year period beginning at that time, persons who at the beginning of the period made up the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

               (3) The Company's stockholders approve an agreement to merge or consolidate the Company with another corporation and, during the period beginning six months before the approval and ending two years after the approval, persons who at the beginning of the period made up the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

               (4) During any two-year period, persons who at the date on which the period begins made up a majority of the Board of Directors cease to constitute at least a majority of the Board of Directors, as a result of one or more contested elections for positions on such Board.

     Expiration of Options. An option granted under the Stock Option Plan expires 10 years after the date of its grant, unless terminated earlier as described above.

     Rights as a Stockholder. No option recipient under the plan will have any rights with respect to common stock underlying any option until a certificate is issued to him or her evidencing such common stock.

     Non-transferability of an Option. The recipient of an option granted under the 2001 Stock Option Plan does not have the right to transfer such option, except by will or the laws of descent and distribution, and except for transfers during the life of the recipient to, or for the benefit of certain family members (a "permitted transferee"), as approved by the committee. Only the recipient of an option or a permitted transferee may exercise the option during the lifetime of the recipient.

     Adjustments upon Changes in Capitalization. Unless the Stock Plan Committee determines otherwise, the number and class of shares available under the plan or any outstanding options will be adjusted as necessary to prevent the dilution or enlargement of rights upon certain changes in the capitalization of the Company.

     Amendment or Termination. Subject to any stockholder approval that may be required, the Stock Plan Committee, at any time, may amend, suspend, or terminate the plan in any respect. However, no amendment, suspension, or termination of the plan can materially, adversely alter or impair the rights of an option holder in any option previously made under the plan without such holder's approval. No amendment or modification which (1) materially increases the benefits accruing to the option holders, (2) increases the number of shares of common stock authorized by the plan except as set forth in the plan, or (3) modifies the requirements as to eligibility for participation under the plan will become effective without stockholder approval. The plan will continue for 10 years after the original date of its adoption.

Anti-takeover Effect

     The provisions of the 2001 Stock Option Plan which make certain options immediately exercisable upon a change in control of the Company may have an anti-takeover effect and may constitute a factor in delaying, deferring or preventing a tender offer or takeover attempt that a stockholder otherwise might consider in the stockholder's best interest, including attempts that might result in a premium over the market price for the shares of common stock held by the stockholder. Management of the Company believes, however, that the benefits of the plan more than outweigh the anti-takeover effect, if any, of the plan.

Required Vote

     The adoption of the 2001 Stock Option Plan requires approval by the affirmative vote of the holders of a majority of the Company's outstanding shares of common stock present in person or by proxy and voting at the meeting. If the stockholders do not vote a sufficient number of shares of common stock in favor of the plan, the plan will not take effect, and the plan and all options then outstanding thereunder will terminate automatically and be of no force and effect.

     The Board of Directors recommends a vote "For" the approval and ratification of the adoption of the 2001 Stock Option Plan.


           Adoption of 2001 Sonic Corp. Directors' Stock Option Plan


General

     On November 14, 2000, the Board of Directors approved the 2001 Sonic Corp. Directors' Stock Option Plan (the "2001 Directors' Stock Option Plan"), to replace the 1991 Sonic Corp. Directors' Stock Option Plan (the "1991 Directors' Stock Option Plan"). The Company will cease granting options under the 1991 Directors' Stock Option Plan upon the adoption of the 2001 Directors' Stock Option Plan. Options previously granted under the 1991 Directors' Stock Option Plan that were outstanding on November 14, 2000 will continue to be outstanding after such date and will be exercisable in accordance with their original terms under that plan.

     The purpose of the 2001 Directors' Stock Option Plan is to attract and retain the services of members of the Board and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in the Company. In order to serve its intended purpose, and to provide increased motivation for a director to serve additional terms, the plan provides for options to be granted upon initial election to the Board, and for additional options to be granted annually during a director's tenure of service on the Board beginning with the first year of the director's second term on the Board.

     Under the 2001 Directors' Stock Option Plan, 300,000 shares of common stock of the Company will be authorized for issuance. This represents a net increase of approximately 125,000 shares in the total number of shares available for issuance to directors, because approximately 175,000 shares authorized under the terms of the 1991 Directors' Stock Option Plan, but not outstanding, will be canceled upon the approval of the 2001 Directors' Stock Option Plan. The following description of the material features of the 2001 Directors' Stock Option Plan is a summary and is qualified in its entirety by reference to the 2001 Directors' Stock Option Plan attached hereto as Appendix C.

     Because the Board of Directors views the operation of the 2001 Directors' Stock Option Plan to be in the best interests of the Company, the Board of Directors is requesting that the stockholders approve and ratify the 2001 Directors' Stock Option Plan.

Summary of the Plan

     Administration. The Stock Plan Committee, which consists of not less than three directors of the Company, will administer the 2001 Directors' Stock Option Plan. The Stock Plan Committee has sole and final authority to interpret the provisions of the 2001 Directors' Stock Option Plan and the terms of any option issued under it and to promulgate and interpret the rules and regulations relating to the 2001 Directors' Stock Option Plan and options which it deems necessary or desirable. Members of the Stock Plan Committee do not receive any additional compensation for their services in connection with their administration of the 2001 Directors' Stock Option Plan.

     Eligibility and Participation. The 2001 Directors' Stock Option Plan provides for the granting of non-qualified stock options ("Non-Qualified Options") to each non-employee director of the Company.

     Terms and Conditions of Options. An option agreement, in the form adopted by the Stock Plan Committee, evidences each option granted under the 2001 Directors' Stock Option Plan and sets forth the terms and conditions governing the option.

     Number of Shares. The plan provides that each director is granted an option to purchase 22,500 shares of common stock upon the director's initial election to the Board. The plan also provides for the annual grant of options to the director to purchase 3,000 shares beginning with the first year of the director's second three-year term on the Board and continuing for each additional year of service by the director on the Board. The options will be granted each year on the date of the annual meeting of shareholders of the Company. The price per share at which shares may be purchased pursuant to any option granted under the plan will be the fair market value of a share on the date of grant of the option.

     Exercise of the Options. The holder may exercise an option by the delivery to the Company of a written notice signed by the holder, which specifies the number of shares of common stock as to which the holder is exercising the option and the date of the proposed exercise. The holder may pay for the shares purchased upon exercise of an option by either: (i) cash, (ii) certified or cashier's check, (iii) shares of common stock of equivalent value owned by the holder for at least six months, (iv) a combination of cash and shares of common stock, (v) "cashless exercise" as set forth in the plan, or (vi) any combination of the foregoing.

     Rights as a Stockholder. The holder of an option under the 2001 Directors' Stock Option Plan will not have any rights with respect to the shares of common stock underlying the option until a certificate is issued to him or her, evidencing such shares.

     Exercise Price of the Options. The exercise price of an option will equal the fair market value of the Company's common stock on the date of the grant of the option.

     Vesting and Termination of the Options. Unless the Stock Plan Committee specifies otherwise, each option granted under the plan becomes exercisable with regard to one-third of the shares of common stock underlying the option on each of the first three anniversary dates of the grant of the option. If the holder of an option granted under the plan ceases to be a director of the Company, other than for reasons of retirement, disability or death, he or she must exercise any vested, unexercised option during the thirty-day period following his or her cessation of service. The options granted under the plan become fully exercisable upon a director's retirement from the Board, disability, or death and upon the date of a change in control of the Company, which definition is the same as that provided in the 2001 Stock Option Plan.

     Expiration of Options. An option granted under the 2001 Directors' Stock Option Plan expires 10 years after the date of its grant, unless terminated earlier as described above.

     Non-transferability of the Options. The recipient of an option granted under the 2001 Directors' Stock Option Plan does not have the right to transfer the option, except by will or the laws of descent and distribution, and except for transfers during the life of the recipient to, or for the benefit of certain family members (a "permitted transferee"), as approved by the Committee. Only the recipient of an option or a permitted transferee may exercise the option during the lifetime of the recipient.

     Adjustments upon Changes in Capitalization. Unless the Committee determines otherwise, the number and class of shares available under the plan or any outstanding options will be adjusted as necessary to prevent the dilution or enlargement of rights upon certain changes in the capitalization of the Company.

     Amendment or Termination. Subject to any stockholder approval that may be required, the Stock Plan Committee, at any time, may amend, suspend, or terminate the plan in any respect. However, no amendment, suspension or termination of the plan can materially, adversely alter or impair the rights of an option holder in any option previously made without the option holder's approval. No amendment or modification which (1) materially increases the benefits accruing to the option holders, (2) increases the number of shares of common stock authorized by the plan, or (3) modifies the requirements as to eligibility for participation under the plan will become effective without stockholder approval. The plan will continue for 10 years after the original date of its adoption.

Anti-takeover Effect

     The provisions of the 2001 Directors' Stock Option Plan which make certain options immediately exercisable upon a change in control of the Company may have an anti-takeover effect and may constitute a factor in delaying, deferring or preventing a tender offer or takeover attempt that a stockholder otherwise might consider in the stockholder's best interest, including attempts that might result in a premium over the market price for the shares of common stock held by the stockholder. Management of the Company believes, however, that the benefits of the plan more than outweigh the anti-takeover effect, if any, of the plan.

Required Vote

     The adoption of the 2001 Directors' Stock Option Plan requires approval by the affirmative vote of the holders of a majority of the Company's outstanding shares of common stock present in person or by proxy and voting at the meeting. If the stockholders do not vote a sufficient number of shares of common stock in favor of the plan, the plan will not take effect, and the plan and all options then outstanding thereunder will terminate automatically and be of no force and effect.

     The Board of Directors recommends a vote "For" the approval and ratification of the 2001 Directors' Stock Option Plan.


                Federal Tax Aspects of Options Under 2001 Plans


     The following material provides only a brief summary of the federal income tax aspects for the options under the 2001 Stock Option Plan and 2001 Directors' Stock Option Plan, based on the tax laws in effect as of the mailing date of this proxy statement. The summary is not exhaustive and does not describe a number of special tax rules, including the alternative minimum tax and various elections which may apply under certain circumstances.

     Taxable Income upon Grant. An employee will not recognize federal taxable income upon the grant of any option under the 2001 Stock Option Plan and a director will not recognize federal taxable income upon the grant of any option under the 2001 Directors' Stock Option Plan.

     Incentive Stock Options. A holder who is an employee and exercises an ISO will not recognize any taxable income at the time of exercise, nor will the Company receive a deduction. However, the difference between the exercise price and the fair market value of the shares of common stock on the exercise date constitutes a tax preference item for purposes of determining a participant's alternative minimum tax. A disposition of the purchased shares after the expiration of the required holding periods will subject the holder to taxation at long-term capital gains rates in the year of disposition in an amount determined under the Internal Revenue Code and the Company will not have the right to a deduction for federal income tax purposes. A disposition of the purchased shares prior to the expiration of the applicable holding periods will subject the holder to taxation at ordinary income rates in the year of disposition in an amount determined under the Internal Revenue Code and the Company generally will have the right to a corresponding deduction.

     Non-Qualified Stock Options. A holder who is an employee or non-employee director and exercises an option will recognize ordinary income in the year the holder exercises the option equal to the amount by which the fair market value of the purchased shares of common stock exceeds the exercise price, and the Company generally will have the right to a corresponding deduction for federal income tax purposes.


                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, based on the recommendation of the Audit Committee, has re-appointed the firm of Ernst & Young LLP, independent auditors, as the Company's auditors for the fiscal year ending August 31, 2001, subject to the approval and ratification by the stockholders. Ernst & Young LLP has served as the Company's auditors since 1984. The Company expects one or more representatives of Ernst & Young LLP to attend the annual meeting in order to respond to any appropriate questions.

     The Board of Directors recommends a vote "For" the approval and ratification of the re-appointment of Ernst & Young LLP.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters which may come before the annual meeting. If any other business properly comes before the meeting, the persons named in the proxy will vote with respect to that matter in accordance with their best judgment.

                          ANNUAL REPORT ON FORM 10-K

     The Company will provide, without charge, to each stockholder solicited to vote at the annual meeting, on the written request of the stockholder, a copy of the Company's Annual Report on Form 10-K for the year ended August 31, 2000, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Each written request must set forth a good faith representation that as of the record date, the person making the request was a beneficial owner of the Company's common stock entitled to vote at the annual meeting. Stockholders should direct the written request to the Company to Ronald
L. Matlock, Secretary, 101 Park Avenue, Oklahoma City, Oklahoma 73102.

                                  Appendix A
                                  ----------

                            Audit Committee Charter
                            -----------------------

Organization

This charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors of Sonic Corp. (the "Company"). The Committee shall review the adequacy of the charter at least annually and obtain the approval of the board of directors. The Committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom shall be considered independent if they have no relationship to the company that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The Committee shall provide assistance to the directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, and investment community relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

 . The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

 . The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

 . The Committee shall review and discuss the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Committee, or his designee from the Committee, may represent the entire Committee for the purposes of this review.

 . The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                                  Appendix B
                                  ----------

                      2001 Sonic Corp. Stock Option Plan



I.   Purpose. The purposes of the Plan are to enable the Company to attract and
     -------
retain the services of quality employees and provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in the Company.

II.  Definitions and Rules of Construction.
     -------------------------------------

     A.   Definitions. As used in the Plan, the following definitions apply to
          -----------
the terms indicated below:

     "Administrator" means the individual or individuals to whom the committee delegates authority under the Plan in accordance with Section IV.C.

     "Beneficiary" means the person designated in writing by the Participant to exercise or to receive an Option or payments or other amounts in respect thereof in the event of the Participant's death or, if no such person has been designated in writing by the Participant prior to the date of death, the Participant's estate. No Beneficiary designation under the Plan shall be effective unless it is in writing and is received by the Company prior to the date of death of the applicable Participant.

     "Board" means the Board of Directors of the Company.

     "Change in Control" means the occurrence of any of the following:

     (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act, a "Beneficial Owner"), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

     (2) an Acquiring Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities and, during the two-year period commencing at the time such Acquiring Person becomes the Beneficial Owner of such securities, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof;

     (3) the Company's stockholders approve the agreement to merge or consolidate the Company with another corporation (other than a corporation 50% or more of which is controlled by, or is under common control with, the Company) and, during the period commencing six months before such approval and ending two years after such approval, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; and

     (4) during any two-year period, individuals who at the date on which the period commences constitute a majority of the Board cease to constitute a majority thereof as a result of one or more contested elections for positions on such Board.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the committee appointed by the Board from time to time to administer the Plan pursuant to Section IV.

     "Common Stock" means the common stock of the Company, par value $0.01 per share, now or hereafter owned by the Company as treasury stock or authorized, but unissued, shares of the Company's common stock, subject to adjustment as provided in the Plan.

     "Company" means Sonic Corp., a Delaware corporation.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" of a Share on a given day means, if Shares are listed on an established stock exchange, the highest closing sales price of a Share as reported on such stock exchange or exchanges; or if not so reported, the final price, as reported on the National Association of Securities Dealers Automated Quotation System, as determined by the Committee. If the price of a Share shall not be so quoted, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

     "Incentive Stock Option" or "ISO" means an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the Option Agreement by which it is evidenced.

     "Nonqualified Stock Option" or "NQSO" means an Option that is not an Incentive Stock Option and which is identified as a Nonqualified Stock Option in the Option Agreement by which it is evidenced.

     "Option" or "Options" means a right to purchase Shares under the terms and conditions of the Plan as evidenced by an option certificate in such form not inconsistent with the Plan, as the Committee may adopt for general use or for specific cases from time to time.

     "Option Agreement" means an instrument or agreement evidencing an Option granted hereunder, in written or electronic form, which may, but need not be executed or acknowledged by the recipient thereof.

     "Participant" means an employee eligible to participate in the Plan under
Section V hereof, to whom an Option is granted under the Plan.

     "Plan" means the 2001 Sonic Corp. Stock Incentive Plan, including any amendments thereto.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Share" or "Shares" means shares of the Company's Common Stock.

     "Subsidiary" means any corporation, now or hereafter existent, in which the Company owns, directly or indirectly, stock comprising fifty percent or more of the total combined voting power of all classes of stock of such corporation.

     B.   Construction. As used herein, the masculine includes the feminine, the
          ------------
plural includes the singular, and the singular includes the plural. Unless otherwise indicated, references herein to sections are to sections of the Plan.

III. Plan Adoption and Term.
     ----------------------

     A.   Adoption. The Plan shall become effective upon its adoption by the
          --------
Board and Options may be issued upon such adoption and from time to time thereafter; provided that the Plan shall be submitted to the Company's shareholders for their approval at the next annual meeting of shareholders, and provided further that the approval of the Company's shareholders shall be obtained within twelve months of the date of adoption of the Plan. If the Plan is not approved at the annual meeting by the affirmative vote of a majority of all shares entitled to vote upon the matter, then the Plan and all Options then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

     B.   Term. Subject to the provisions hereinafter contained relating to
          ----
amendment or discontinuance, the Plan shall continue in effect for ten years from the date of its adoption by the Board. No Option may be granted hereunder after such ten-year period.

IV.  Administration of the Plan.
     --------------------------

     A.   Committee Members. The Plan shall be administered by the Committee,
          -----------------
consisting of not less than three persons, who shall be directors of the Company, and who shall be appointed by the Board to serve at the pleasure of the Board; provided, however, that at least two of such directors shall be (1) non-employee directors as such term is defined in Rule 16b-3 of the Exchange Act or any successor thereto and (2) to the extent the Company determines that payment with respect to any Option is intended to be fully deductible by the Company without regard to Section 162(m) of the Code, outside directors within the meaning of Section 162(m) of the Code.

     B.   Committee Authority.
          -------------------

     (1)  General. Except as otherwise expressly provided in the Plan, the
          -------
Committee shall have sole and final authority to interpret the provisions of the Plan and the terms of any Option or Option Agreement issued thereunder and to promulgate and interpret such rules and regulations as it may deem necessary or desirable for the administration of the Plan. All determinations by the Committee shall be final and binding on all persons having an interest in any Option under the Plan. The Committee shall report to the Board the names of those granted Options and the terms and conditions of each Option granted by it. The Committee may correct any defect in the Plan or any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

     (2)  Specific Duties. The Committee shall have full power and authority:
          ---------------

          (a)  to select Participants;

          (b)  to grant Options in accordance with the Plan;

          (c) to determine the number of shares of Common Stock subject to each Option or the cash amount payable in connection with an Option;

          (d) to determine the terms and conditions of each Option, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect of a Participant's termination of employment with the Company;

          (e) to specify and approve the provisions of the Option Agreements delivered to Participants in connection with their Options;

          (f) to construe and interpret any Option Agreement delivered under the Plan;

          (g) to amend the terms and conditions of an Option after the granting thereof or to authorize the grant of a new Option in substitution therefor, provided that such action is in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Option;

          (h) to prescribe, amend and rescind rules and procedures relating to the Plan;

          (i) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

          (j) to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

          (k) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

     C.   Delegation of Authority. The Committee may, but need not, from time to
          -----------------------
time delegate some or all of its authority under the Plan to an Administrator consisting of one or more officers of the Company, one or more members of the Committee or one or more members of the Board; provided, however, that the Committee may not delegate its responsibility (i) to grant Options to individuals who are subject to Section 16 of the Exchange Act, (ii) to grant Options which are intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code or (iii) to amend or terminate the Plan in accordance with Section XIV. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section IV.C. shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

     D.   Committee Indemnification. No member of the Committee shall be liable
          -------------------------
for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fraud or bad faith.

V.   Eligibility. The employees of the Company and its Subsidiaries, who, in the
     -----------
opinion of the Committee, have a capacity for contributing in a substantial measure based upon their job position to the success of the Company and its Subsidiaries, shall be eligible to participate in the Plan.

VI.  Stock Subject to the Plan. Subject to adjustment as provided in Section XII
     -------------------------
hereof, Options may be issued pursuant to the Plan with respect to a number of Shares that, in the aggregate, does not exceed 1,800,000 shares. Options shall be issued at the discretion of the Committee; provided, however, that, during any calendar year, a Participant may not be granted Options under the Plan for more than 5% of the total Shares authorized under the Plan. If, prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

VII. Options.
     -------

     A.   Type. Options shall constitute the sole form of award under the Plan.
          ----
All Options granted under the Plan shall be clearly identified either as Incentive Stock Options ("ISO") or as Nonqualified Stock Options ("NQSO"). The terms and conditions of each Option shall be determined by the Committee (subject to the other provisions of this Plan) and shall be set forth in the applicable Option Agreement.

     B.   ISO Limitations.
          ---------------

     (1)  Employees Only. ISOs shall only be granted to employees of the
          --------------
Company.

     (2)  Fair Market Value. The aggregate Fair Market Value of Shares with
          -----------------
respect to which ISOs granted under the Plan are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (and its parent and subsidiary corporations as those terms are used in Section 422 of the Code) shall not exceed $100,000, which limit shall be applied by taking Options into account in the order in which they are granted. Such Fair Market Value shall be determined as of the date on which each such ISO is granted. To the extent that the aggregate Fair Market Value of Shares with respect to such ISO exceeds $100,000, such ISO shall be treated as a NQSO, but all other terms and provisions of such ISO shall remain unchanged.

     (3)  Ten Percent Ownership.  No Options intended to qualify as ISOs shall
          ---------------------
be granted under the Plan to any employee who, before or after the grant or exercise of any Option, owns or would own, directly or indirectly, more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless (a) the price for such ISO is at least 110% of the Fair Market Value of the Shares on the date of such grant and (b) such ISO is not exercisable after the expiration of five years from the date on which the ISO is granted.

     C.   Grant Date.  The date of grant of an Option shall be the date on which
          ----------
the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The certificate representing the Option will be delivered to Participant with a copy of this Plan within a reasonable time after the granting of the Option.

     D.   Option Price.  The price per share at which Shares may be purchased
          ------------
pursuant to any Option granted under the Plan shall be not less than 100% of the Fair Market Value of a Share on the date the Option is granted.

     E.   Duration of Options.  No Option granted hereunder shall be exercisable
          -------------------
after the expiration of ten years from the date such Option is granted; provided, however, that all Options shall be subject to earlier termination as provided elsewhere in the Plan and modification by the Committee, pursuant to
Section III.B.

     F.   Conditions Relating to Exercise of Options.
          ------------------------------------------

     (1)  Exercise.  (a)  Unless otherwise provided by the Committee in the
          --------
     Option Agreement, the following percentage of Options (rounded up to the nearest whole number of Options) granted to Participants shall become exercisable on the following anniversaries of the date of the grant:

                      Anniversary of
                      Date of Grant             Percentage
                   --------------------    -------------------
                         First                    33 1/3
                         Second                   33 1/3
                         Third                    33 1/3

          Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate the date on which any Option granted under the Plan, and outstanding at such time, shall become exercisable.

          (b) Once exercisable, an Option may be exercised at any time prior to its expiration, cancellation or termination as provided in the Plan. Partial exercise is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $1,000 or for a fractional number of Shares.

     (2)  Notice. An Option shall be exercised by the delivery to the Company of
          ------
a written notice signed by the Participant, which specifies the number of Shares with respect to which the Option is being exercised and the date of the proposed exercise. Such notice shall be delivered to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the date of the proposed exercise and shall be accompanied by the applicable option certificate evidencing the Option. A Participant may withdraw such notice at any time prior to the close of business on the proposed date of exercise, in which case the option certificate evidencing the Option shall be returned to him.

     (3)  Payment. Payment for Shares purchased upon exercise of an Option shall
          -------
be made at the time of exercise either (a) in cash, (b) by certified check or bank cashier's check, (c) in Shares owned by the Participant and valued at their Fair Market Value on the date of exercise provided such Shares have been held for at least six months by the Participant, (d) partly in Shares with the balance in cash or by certified check or bank cashier's check, (e) pursuant to a broker-assisted "cashless exercise" arrangement, or (f) by any combination of the foregoing, in each such case to the extent permitted by applicable law. Any payment in Shares shall be effected by their delivery to the Secretary of the Company, endorsed in blank or accompanied by stock powers executed in blank.

     (4)  Certificates.  Certificates for Shares purchased upon exercise of
          ------------
Options shall be issued and delivered as soon as practicable following the date the Option is exercised. Certificates for Shares purchased upon exercise of Options shall be issued in the name of the Participant.

     (5)  Buyout. The Committee may at any time offer to buy out, for a payment
          ------
in cash or Common Stock (including restricted stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

     G.   Termination of Employment.
          -------------------------

     (1)  Retirement. In the event of termination of a Participant's employment
          ----------
by reason of such Participant's retirement (in accordance with an applicable retirement plan, in the case of an employee), any outstanding Option held by such Participant shall be or immediately become fully exercisable as to the total number of Shares subject thereto (whether or not exercisable to that extent prior to such date) and shall remain so exercisable but only for a period of three months after commencement of such retirement, at the end of which time it shall terminate (unless such Option expires earlier by its terms).

     (2)  Disability.  In the event of termination of a Participant's employment
          ----------
by reason of such Participant's disability within the meaning of Section 22(e)(3) of the Code, any outstanding Option held by such Participant shall be, or immediately become, fully exercisable as to the total number of Shares subject thereto (whether or not exercisable to that extent prior to such date) and shall remain so exercisable, but only for a period of one year after such date, at the end of which time it shall terminate (unless such Option expires earlier by its terms).

       (3)  Death. In the event of the death of any Participant (including death
            -----
during an approved leave of absence or following a Participant's retirement or disability), any Option then held by such Participant which shall not have lapsed or terminated prior to his death shall be, or immediately become, fully exercisable by the Beneficiary of the Participant, as to the total number of Shares subject thereto (whether or not exercisable to that extent at the time of death) and shall remain so exercisable but only for a period of one year after death, at the end of which time it shall terminate (unless such Option expires earlier by its terms).

       (4)  Other Reasons.  In the event of the termination of the Participant's
            -------------
employment otherwise than as described in Sections VII.G(1), (2) and (3), any outstanding Option held by such Participant may be exercised during the thirty day period following the date of termination to the extent such Option was vested and not already exercised as of the date of termination. The Committee shall have discretion to determine (a) if an authorized leave of absence, or absence in military or government service, shall constitute termination of employment for purposes of the Plan, (b) whether a Participant has ceased to be employed by the Company or any Subsidiary, as appropriate, and (c) the effective date on which such employment terminated.

VIII.  No Employment Rights.  Nothing contained in the Plan or any Option shall
       --------------------
confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company's shareholders or the Board, subject to the terms of any separate employment agreement to the contrary, at any time, to terminate such tenure or employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option.

IX.    Rights of a Shareowner and Nontransferability of Options.
       --------------------------------------------------------

       A.   No Rights. No person shall have any rights with respect to any
            ---------
Shares covered by or relating to any grant hereunder of an Option until the date of issuance of a certificate to him evidencing such Shares. Except as otherwise expressly provided in the Plan, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such certificate is issued.

       B.   Nontransferability.  Unless the Committee determines otherwise, no
            ------------------
Option or amount payable under, or interest in, the Plan shall be transferable by a Participant except by will or the laws of descent and distribution or otherwise be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; provided, however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Option that is an NQSO for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "Permitted Transferees"); and provided further that this sentence shall not preclude a Participant from designating a Beneficiary to receive the Participant's outstanding NQSO following the death of the Participant. Any NQSO transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or by a Permitted Transferee to whom a NQSO has been transferred in accordance with this Section IX.B.

X.     Registration.  Notwithstanding any other provision in the Plan, no Option
       ------------
may be exercised unless and until the Shares to be issued upon the exercise thereof have been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. Prior to the occurrence of a Change in Control, the Company shall not be under any obligation to register under applicable federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option and the issuance and sale of the Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the Shares issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent to the Company. On or after the occurrence of a Change in Control, the Company shall be under an obligation to register under applicable federal or state securities law any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under rules and regulations promulgated by the Securities and Exchange Commission in order to permit the exercise of an Option and the issuance and sale of the Shares subject to such Option.

XI.    Adjustment upon Changes in Capital Stock.  Notwithstanding any other
       ----------------------------------------
provisions of the Plan, unless the Committee determines otherwise in its sole discretion, the number and class of shares available under the Plan or any outstanding Options shall be adjusted as necessary to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations or any similar corporate action or proceeding.

XII.   Change in Control.  Notwithstanding anything in the Plan to the contrary,
       -----------------
upon the occurrence of a Change in Control, any Option granted under the Plan and outstanding at such time shall become 100% vested and immediately exercisable for Common Stock effective as of the date of such Change in Control. Should the Options be assumed by the surviving or acquiring corporation at the time of the Change in Control, such Options shall continue to be exercisable following the Change in Control until their expiration or termination as provided in the Plan, with such adjustments to exercise price and number and kind of securities as the Committee shall equitably determine to preserve the value of such Options. Alternatively, in the event of a Change in Control, the Committee in its discretion may provide that all Options shall be cashed out at their Fair Market Value, as determined above.

XIII.  Withholding Taxes.
       -----------------

       A.   Withholding Generally.  The Company shall have the right to withhold
            ---------------------
or require the recipient to remit to the Company an amount sufficient to satisfy federal, state, or local withholding tax requirements arising in connection with the grant, exercise or settlement of any award under the Plan prior to the delivery of any certificate or certificates for Shares or other amounts hereunder.

       B.   Stock Withholding.  When a Participant incurs tax liability in
            -----------------
connection with the exercise or vesting of any Option, which tax liability is subject to tax withholding under applicable tax laws, the withholding tax obligation shall be satisfied, at the discretion of the Company, by the withholding of cash or the withholding from the Shares otherwise to be delivered, of the number of Shares having a Fair Market Value equal to the amount required to be withheld under applicable law, determined on the date that the amount of tax to be withheld is to be determined; provided, however, that the Company shall not withhold Shares (1) upon exercise or vesting of any Option in an amount which exceeds the minimum statutory withholding rates for federal, state and local tax purposes, including payroll taxes or (2) if such withholding is not permitted under local laws. All elections by a Participant to have Shares withheld for this purpose shall be made in accordance with procedures established by the Committee from time to time.

XIV.   Amendment of the Plan.
       ---------------------

       A.   General Rule.  Subject to any approval of the shareholders of the
            ------------
Company that may be required (or, in the opinion of the Committee, appropriate) under law, the Committee may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall materially and adversely alter or impair the rights of a Participant in any Option previously made under the Plan without the consent of the holder thereof.

       B.   Shareholder Approval Required. No amendment to or modification of
            -----------------------------
the Plan which: (i) materially increases the benefits accruing to Participants, except as provided in Sections VI and XIV hereof; (ii) increases the number of Shares that may be issued under the Plan, except for events described in Section XI; or (iii) modifies the requirements as to eligibility for participation under the Plan shall be effective without shareholder approval.

XV.    General Provisions.
       ------------------

       A.   No Entitlements.  It is expressly understood that the Plan grants
            ---------------
powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of the Plan, be deemed to be entitled to the grant of any Option; nor shall any rights be deemed to accrue under the Plan except as Options may be granted hereunder.

       B.   Compliance with Law. Any person exercising an Option or transferring
            -------------------
or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer, or sale of capital stock of the Company, and as a condition to receiving any Shares, shall execute all such instruments as the Company in its sole discretion may deem necessary or advisable.

     C.   Governing Law.  All rights hereunder shall be governed by and
          -------------
construed in accordance with the laws of Oklahoma.

     D.   Expenses.  All expenses of the Plan, including the cost of maintaining
          --------
records, shall be borne by the
Company.

     E.   Notices.  Notices required or permitted to be made under the Plan
          -------
shall be sufficiently made if sent by registered or certified mail addressed (a) to the Participant at the Participant's address as set forth in the books and records of the Company or (b) to the Company or the Committee at the principal office of the Company.

     F.   Consent to Plan.  By accepting any Option or other benefit under the
          ---------------
Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

                                   Appendix C
                                   ----------

                 2001 Sonic Corp. Directors' Stock Option Plan


I.   Purpose.  The purposes of the Plan are to enable the Company to attract and
     -------
retain the services of members of the Board and provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in the Company.

II.  Definitions and Rules of Construction.
     -------------------------------------

     A.   Definition.  As used in the Plan, the following definitions apply to
          ----------
the terms indicated below:

     "Administrator" means the individual or individuals to whom the committee delegates authority under the Plan in accordance with Section IV.C.

     "Beneficiary" means the person designated in writing by the Participant to exercise or to receive an Option in the event of the Participant's death or, if no such person has been designated in writing by the Participant prior to the date of death, the Participant's estate. No Beneficiary designation under the Plan shall be effective unless it is in writing and is received by the Company prior to the date of death of the applicable Participant.

     "Board" means the Board of Directors of the Company.

     "Change in Control" means the occurrence of any of the following:

     (1) any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act, a "Beneficial Owner"), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;


     (2) an Acquiring Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities and, during the two-year period commencing at the time such Acquiring Person becomes the majority thereof;


     (3) the Company's shareholders approve an agreement to merge or consolidate the Company with another corporation (other than a corporation 50% or more of which is controlled by, or is under common control with, the Company) and, during the period commencing six months before such approval and ending two years after such approval, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; and


     (4) during any two year period, individuals who at the date on which the period commences constitute a majority of the Board cease to constitute a majority thereof as a result of one or more contested elections for positions on such Board.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the committee appointed by the Board from time to time to administer the Plan pursuant to Section IV hereof.

     "Common Stock" means the common stock of the Company, par value $0.01 per share, now or hereafter owned by the Company as treasury stock or authorized, but unissued, shares of the Company's common stock, subject to adjustment as provided in the Plan.

     "Company" means Sonic Corp., a Delaware corporation.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" of a Share on a given day means, if Shares are listed on an established stock exchange or exchanges, the highest closing sales price of a Share as reported on such stock exchange; or if not so reported, the final price, as reported on the National Association of Securities Dealers Automated Quotation System, as determined by the Committee. If the price of a Share shall not be so quoted the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

     "Option" means a right to purchase Shares pursuant to an option that is not an incentive stock option within the meaning of Section 422 of the Code under the terms and conditions of the Plan as evidenced by an Option Agreement in such form not inconsistent with the Plan, as the Committee may adopt for general use or for specific cases from time to time.

     "Option Agreement" means an instrument or agreement evidencing an Option granted hereunder, in written or electronic form, which may, but need not be executed or acknowledged by the recipient thereof.

     "Participant" means a director who is not an employee of the Company or a Subsidiary, eligible to participate in the Plan under Section V hereof, to whom an Option is granted under the Plan.

     "Plan" means the 2001 Sonic Corp. Directors' Stock Option Plan, including any amendments to the Plan.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Share" or "Shares" means shares of the Company's Common Stock.

     "Subsidiary" means any corporation, now or hereafter existent, in which the Company owns, directly or indirectly, stock comprising fifty percent or more of the total combined voting power of all classes of stock of such corporation.

     B.   Construction. As used herein, the masculine includes the feminine, the
          ------------
plural includes the singular, and the singular includes the plural.

III. Plan Adoption and Term.
     ----------------------

     A.   Adoption.  The Plan shall become effective upon its adoption by the
          --------
Board, and Options may be issued upon such adoption and from time to time thereafter; provided, that the Plan shall be submitted to the Company's shareholders for their approval at the next annual meeting of shareholders, and provided further, that the approval of the Company's shareholders shall be obtained within twelve months of the date of adoption of the Plan. If the Plan is not approved at the annual meeting by the affirmative vote of a majority of all shares entitled to vote upon the matter, then the Plan and all Options then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

     B.   Term.  Subject to the provisions hereinafter contained relating to
          ----
amendment or discontinuance, the Plan shall continue in effect for ten years from the date of its adoption by the Board. No Option may be granted hereunder after such ten-year period.

IV.  Administration of the Plan.
     --------------------------

     A.   Committee Members.  The Plan shall be administered by the Committee,
          -----------------
consisting of not less than three persons, who shall be directors of the Company, and who shall be appointed by the Board to serve at the pleasure of the Board; provided, however, that at least two of such directors shall be non-employee directors as such term is defined in Rule 16b-3 of the Exchange Act or any successor thereto.
Committee Authority.

     B.   Committee Authority.
          -------------------

     (1)  General.  Except as otherwise expressly provided in the Plan, the
          -------
Committee shall have sole and final authority to interpret the provisions of the Plan and the terms of any Option or Option Agreement issued under it and to promulgate and interpret such rules and regulations as it may deem necessary or desirable for the administration of the Plan. All determinations by the Committee shall be final and binding on all persons having an interest in any Option under the Plan. The Committee shall report to the Board the names of those granted Options and the terms and conditions of each Option granted by it. The Committee may correct any defect in the Plan or any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

     (2)  Specific Duties.  The Committee shall have full power and authority:
          ---------------

          (a)  to select Participants;

          (b)  to grant Options in accordance with the Plan;

          (c) to determine the number of shares of Common Stock subject to each Option;

          (d) to determine the terms and conditions of each Option, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect of a Participant's cessation of service with the Company;

          (e) to specify and approve the provisions of the Option Agreements delivered to Participants in connection with their Options;

          (f) to construe and interpret any Option Agreement delivered under the Plan;

          (g) to amend the terms and conditions of an Option after the granting thereof or to authorize the grant of a new Option in substitution therefor, provided that such action is in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Option;

          (h) to prescribe, amend and rescind rules and procedures relating to the Plan;

          (i) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

          (j) to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

          (k) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

     C.   Delegation of Authority.  The Committee may, but need not, from time
          -----------------------
to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more officers of the Company, one or more members of the Committee or one or more members of the Board; provided, however, that the Committee may not delegate its responsibility (i) to grant Options to individuals who are subject to Section 16 of the Exchange Act, (ii) or to amend or terminate the Plan in accordance with Section XIV. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section IV.C. shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

     D.   Committee Indemnification.  No member of the Committee shall be liable
          -------------------------
for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fraud or bad faith.

V.   Eligibility.  Each director of the Company, who is not an employee of the
     -----------
Company or any of its Subsidiaries, in office as of the effective date of the Plan or as of any date thereafter (prior to the expiration or termination of the Plan), shall be eligible to participate in the Plan.

VI.  Stock Subject to the Plan.  Subject to adjustment as provided in Section XI
     -------------------------
hereof, Options may be issued pursuant to the Plan with respect to a number of Shares that, in the aggregate, does not exceed 300,000 shares. If, prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

VII. Options.
     -------

     A.   Terms and Conditions.  The terms and conditions of each Option shall
          --------------------
be set forth in applicable Option Agreement and are described as follows:

     B.   Amount of Options.  Each Participant shall be granted an Option to
          -----------------
purchase 15,000 Shares upon the Participant's initial election to the Board. Beginning with the first year of the Participant's second three-year term on the Board and continuing for each additional year of service by the Participant on the Board, the Participant will be granted an Option to purchase an additional 2,000 shares.

     C.   Grant Date.  The Options shall be granted each year on the date of the
          ----------
annual meeting of shareholders of the Company (the "Date of Grant").

     D.   Option Price.  The price per share at which Shares may be purchased
          ------------
pursuant to any Option granted under the Plan shall be the Fair Market Value of a Share on the Date of Grant of the Option.

     E.   Duration of Options.  No Option granted hereunder shall be exercisable
          -------------------
after the expiration of ten years from the Date of Grant; provided, however, that all Options shall be subject to earlier termination as provided elsewhere in the Plan.

     F.   Conditions Relating to Exercise of Options.
          ------------------------------------------

     (1)  Exercise.  (a)  The following percentage of Options (rounded up to
          --------
     the nearest whole number of Options) granted to Participants shall become exercisable on the following anniversaries of the Date of Grant:


                  Anniversary of
                  Date of Grant                 Percentage
               --------------------           --------------
                      First                       33 1/3
                     Second                       33 1/3
                      Third                       33 1/3

          (b) Once exercisable, an Option may be exercised at any time prior to its expiration, cancellation or termination as provided in the Plan. Partial exercise is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $1,000 or for a fractional number of Shares.

     (2)  Notice. An Option shall be exercised by the delivery to the Company of
          ------
a written notice signed by the Participant, which specifies the number of Shares with respect to which the Option is being exercised and the date of the proposed exercise. Such notice shall be delivered to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the date of the proposed exercise and shall be accompanied by the applicable option certificate evidencing the Option. A Participant may withdraw such notice at any time prior to the close of business on the proposed date of exercise, in which case the option certificate evidencing the Option shall be returned to him.

     (3)  Payment.  Payment for Shares purchased upon exercise of an Option
          -------
shall be made at the time of exercise either (a) in cash, (b) by certified check or bank cashier's check, (c) in Shares owned by the Participant and valued at their Fair Market Value on the date of exercise provided such Shares have been held for at least six months by the Participant, (d) partly in Shares with the balance in cash or by certified check or bank cashier's check, (e) pursuant to a broker-assisted "cashless exercise" arrangement, or (f) by any combination of the foregoing, in each such case to the extent permitted by applicable law. Any payment in Shares shall be effected by their delivery to the Secretary of the Company, endorsed in blank or accompanied by stock powers executed in blank.

     (4)  Certificates.  Certificates for Shares purchased upon exercise of
          ------------
Options shall be issued and delivered as soon as practicable following the date the Option is exercised. Certificates for Shares purchased upon exercise of Options shall be issued in the name of the Participant.

     (5)  Buyout.  The Committee may at any time offer to buy out, for a payment
          ------
in cash or Common Stock, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

     G.   Termination of Service.
          ----------------------

     (1)  Retirement.  In the event that a Participant shall cease to be a
          ----------
director by reason of such Participant's retirement, any outstanding Option held by such Participant shall be or immediately become fully exercisable as to the total number of Shares subject thereto (whether or not exercisable to that extent prior to such date) and shall remain so exercisable but only for a period of three months after commencement of such retirement, at the end of which time it shall terminate (unless such Option expires earlier by its terms).

     (2)  Disability.  In the event that a Participant shall cease to be a
          ----------
director by reason of such Participant's disability within the meaning of
Section 22(e)(3) of the Code, any outstanding Option held by such Participant shall be or immediately become fully exercisable as to the total number of Shares subject thereto (whether or not exercisable to that extent prior to such date) and shall remain so exercisable but only for a period of one year after such date, at the end of which time it shall terminate (unless such Option expires earlier by its terms).

     (3) Death.  In the event that a Participant shall cease to be a director by
         -----
reason of death (including death during an approved leave of absence or following a Participant's retirement or disability), any Option then held by such Participant which shall not have lapsed or terminated prior to his death shall be or immediately become fully exercisable by the Beneficiary of the Participant, as may be appropriate, as to the total number of Shares subject thereto (whether or not exercisable to that extent at the time of death) and shall remain so exercisable but only for a period of one year after death, at the end of which time it shall terminate (unless such Option expires earlier by its terms).

     (4) Other Reasons.  In the event that a Participant shall cease to be a
         -------------
director otherwise than as described in Sections VII.G (1), (2) and (3), any outstanding Option held by such Participant may be exercised during the thirty day period following the date of cessation of service to the extent such Option was vested and not already exercised as of the date of such cessation of service.

VIII. No Election Rights.  Nothing contained in the Plan or any Option shall
      ------------------
confer upon any Participant any right with respect to the continuation of his tenure as a director of the Company or interfere in any way with the right of the Company's shareholders or the Board, at any time, to terminate such tenure or to fail to elect such Participant to the Board.

IX.   Rights of a Shareowner and Nontransferability.
      ---------------------------------------------

     A.   No Rights.  No person shall have any rights with respect to any Shares
          ---------
covered by or relating to any grant hereunder of an Option until the date a certificate is issued to him evidencing such Shares. Except as otherwise expressly provided in the Plan, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such certificate is issued.

     B.   Nontransferability.  Unless the Committee determines otherwise, no
          ------------------
Option or amount payable under, or interest in, the Plan shall be transferable by a Participant except by will or the laws of descent and distribution or otherwise be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; provided, however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Option for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "Permitted Transferees"); and provided further that this sentence shall not preclude a Participant from designating a Beneficiary to receive the Participant's outstanding Option following the death of the Participant. Any Option transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or by a Permitted Transferee to whom such Option has been transferred in accordance with this Section IX.B.

X.    Registration.  Notwithstanding any other provision in the Plan, no Option
      ------------
may be exercised unless and until the Shares to be issued upon the exercise thereof have been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. Prior to the occurrence of a Change in Control, the Company shall not be under any obligation to register under applicable federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option and the issuance and sale of the Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the Shares issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent to the Company. On or after the occurrence of a Change in Control, the Company shall be under an obligation to register under applicable federal or state securities law any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under rules and regulations promulgated by the Securities and Exchange Commission in order to permit the exercise of an Option and the issuance and sale of the Shares subject to such Option.

XI.   Adjustment Upon Changes in Capital Stock.  Notwithstanding any other
      ----------------------------------------
provisions of the Plan, unless the Committee determines otherwise in its sole discretion, the number and class of Shares available under the Plan or any outstanding Options shall be adjusted as necessary to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations or any similar corporate action or proceeding.

XII.  Change in Control.  Notwithstanding anything in the Plan to the contrary,
      -----------------
upon the occurrence of a Change in Control, any Option granted under the Plan and outstanding at such time shall become 100% vested and immediately exercisable for Common Stock in the case of Options effective as of the date of such Change in Control. Should the Options be assumed by the surviving or acquiring corporation at the time of the Change in Control, such Options shall continue to be exercisable following the Change in Control until their expiration or termination as provided in the Plan, with such adjustments to exercise price and number and kind of securities as the Committee shall equitably determine to preserve the value of such Options. Alternatively, in the event of a Change in Control, the Committee in its discretion may provide that all Options shall be cashed out at their Fair Market Value, as determined above.

XIII. Withholding Taxes.
      -----------------

      A.  Withholding Generally.  The Company shall have the right to withhold
          ---------------------
or require the recipient to remit to the Company an amount sufficient to satisfy federal, state, or local withholding tax requirements arising in connection with the grant, exercise or settlement of any Option under the Plan prior to the delivery of any certificate or certificates for Shares or other amounts hereunder.

      B.  Stock Withholding.  When a Participant incurs tax liability in
          -----------------
connection with the exercise or vesting of any Option, which tax liability is subject to tax withholding under applicable tax laws, the withholding tax obligation shall be satisfied, at the discretion of the Company, by the withholding of cash or the withholding from the Shares otherwise to be delivered, of the number of Shares having a Fair Market Value equal to the amount required to be withheld under applicable law, determined on the date that the amount of tax to be withheld is to be determined; provided, however, that the Company shall not withhold Shares (1) upon exercise or vesting of any Option in an amount which exceeds the minimum statutory withholding rates for federal, state and local tax purposes, including payroll taxes or (2) if such withholding is not permitted under local laws. All elections by a Participant to have Shares withheld for this purpose shall be made in accordance with procedures established by the Committee from time to time.

XIV.  Amendment of the Plan.
      ---------------------

      A.  General Rule.  Subject to any approval of the shareholders of the
          ------------
Company that may be required (or, in the opinion of the Committee, appropriate) under law, the Committee may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall materially and adversely alter or impair the rights of a Participant in any Option previously made under the Plan without the consent of the holder thereof.

      B.  Shareholder Approval Required.  No amendment to or modification of the
          -----------------------------
Plan which: (i) materially increases the benefits accruing to Participants except as provided in Section XII hereof, (ii) increases the number of Shares that may be issued under the Plan, except for events described in Section XI; or
(iii) modifies the requirements as to eligibility for participation under the Plan, shall be effective without shareholder approval.

XV.   General Provisions.
      ------------------

      A.  No Entitlements.  It is expressly understood that the Plan grants
          ---------------
powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of the Plan, be deemed to be entitled to the grant of any Option; nor shall any rights be deemed to accrue under the Plan except as Options may be granted hereunder.

      B.  Compliance with Law.  Any person exercising an Option or transferring
          -------------------
or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer, or sale of capital stock of the Company, and as a condition to receiving any Shares, shall execute all such instruments as the Company in its sole discretion may deem necessary or advisable.

     C.   Governing Law.  All rights hereunder shall be governed by and
          -------------
construed in accordance with the laws of Oklahoma.

     D.   Expenses.  All expenses of the Plan, including the cost of maintaining
          --------
records, shall be borne by the Company.

     E.   Notices.  Notices required or permitted to be made under the Plan
          -------
shall be sufficiently made if sent by registered or certified mail addressed (a) to the Participant at the Participant's address as set forth in the books and records of the Company or (b) to the Company or the Committee at the principal office of the Company.

     F.   Consent to Plan.  By accepting any Option or other benefit under the
          ---------------
Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

                                     PROXY
                 For the Annual Meeting of the Stockholders of
                                  SONIC CORP.
        THE BOARD OF DIRECTORS OF SONIC CORP. IS SOLICITING THIS PROXY

     The undersigned hereby appoints Kenneth L. Keymer and Ronald L. Matlock, and each of them, the undersigned's proxy, with full power of substitution, to attend the annual meeting of the stockholders of Sonic Corp. (the "Company") on Tuesday, January 30, 2001, at 1:30 p.m., in Meeting Room 5 of the Myriad Convention Center, One Myriad Gardens, Oklahoma City, Oklahoma, and at any adjournment of that meeting, and to vote the undersigned's shares of common stock as designated below.

(1)  ELECTION OF DIRECTORS

     [_]  FOR All Nominees Listed Below (Except as marked to the contrary below)
     [_]  WITHHOLD AUTHORITY to Vote for All Nominees Listed Below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike through the nominee's name below.)

J. Clifford Hudson Robert M. Rosenberg Federico F. Pena Margaret M. Blair Pattye L. Moore

     The Board of Directors recommends a vote "For" the election of all of the above-named nominees.

(2)  Approval and Ratification of the 2001 Sonic Corp. Stock Option Plan.

             [_]  FOR            [_]  AGAINST            [_]  ABSTAIN

     The Board of Directors recommends a vote "For" the approval and ratification of the adoption of the 2001 Sonic Corp. Stock Option Plan.

(3) Approval and Ratification of the 2001 Sonic Corp. Directors' Stock Option Plan.

             [_]  FOR            [_]  AGAINST            [_]  ABSTAIN

     The Board of Directors recommends a vote "For" the approval and ratification of the adoption of the 2001 Sonic Corp. Directors' Stock Option Plan.

(4)  Approval and Ratification of the Selection of Independent Auditors.

             [_]  FOR            [_]  AGAINST            [_]  ABSTAIN

        The Board of Directors recommends a vote "For" the approval and ratification of the selection of independent auditors.

(5) Any other matter properly coming before the meeting, upon which the persons named above will vote for or against, in their sole discretion, or upon which the persons named above will abstain from voting, in their sole discretion.

               [_]  To Grant Authority    [_]  To Withhold Authority

     The persons named above will vote the shares of common stock represented by this proxy card in accordance with the specifications made in Items 1, 2, 3 and
4. If the undersigned makes no specification, the persons named above will vote the shares in favor of Items 1, 2, 3 and 4, and will vote the shares as if the undersigned had granted the authority in Item 5.

     Please sign exactly as your name appears below, date and return this proxy card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this proxy card. Persons signing in a fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both persons should sign.

                              _________________________________________________
                              Name of Stockholder (Please Print)

                              _________________________________________________
                              New Address (Street, City, State, Zip Code)

                              _________________________________________________
                              Signature and Title

                              _________________________________________________
                              Signature and Title

                              _________________________________________________
                              Date